(Write-down) and Gain (Loss) on Sale of Assets	9 Months Ended
Sep. 30, 2021
Property, Plant and Equipment [Abstract]
Sale of Assets and Asset Impairment Charges [Text Block]	Write-down and Loss on Sale of Assets
During the three and nine months ended September 30, 2021, the Company completed the sale of one Aframax tanker for $11.7 million, with a gain on sale of $0.2 million. The Company's unaudited consolidated statement of (loss) income for the nine months ended September 30, 2021 includes a write-down of $1.7 million related to this vessel, which was written down to its estimated sales price, less estimated selling costs. During the nine months ended September 30, 2021, the Company completed the sale of an additional two Aframax tankers for a total price of $32.0 million. Both of these vessels were written-down to their agreed sales price less selling costs and classified as held for sale on the Company's consolidated balance sheet as at December 31, 2020.
During the nine months ended September 30, 2021, the carrying values of three Suezmax tankers, three LR2 tankers and one Aframax tanker were written down, and during the three and nine months ended September 30, 2020, the carrying values of five Aframax tankers were written down. The vessels were written down to their estimated fair values, using appraised values provided by third parties. The write-downs were primarily due to a weaker near-term tanker market outlook and a reduction in charter rates as a result of the current economic environment, which has been impacted by the COVID-19 global pandemic. The Company's consolidated unaudited statements of (loss) income for the nine months ended September 30, 2021, and for the three and nine months ended September 30, 2020, include write-downs totaling $85.0 million and $43.5 million, respectively, related to these vessels.
As at September 30, 2021, the Company classified one Aframax tanker, including its bunker and lube oil inventory, as held for sale on the Company's unaudited consolidated balance sheet. The vessel was written down to its estimated sales price, less estimated selling costs. The Company's unaudited consolidated statement of (loss) income for the three and nine months ended September 30, 2021 includes a write-down of $0.9 million related to this vessel.
During the nine months ended September 30, 2021, and three and nine months ended September 30, 2020, the Company recorded write-downs of $0.7 million, $1.4 million and $2.1 million, respectively, on its operating lease right-of-use assets, which were written-down to their estimated fair values, based on prevailing charter rates for comparable periods, due to a reduction in these charter rates.
The Company's unaudited consolidated statement of (loss) income for the nine months ended September 30, 2020 includes a gain of $3.1 million relating to the completion of the sale of the non-US portion of its STS support services business, as well as its LNG terminal management business for proceeds of $27.1 million, including an adjustment of $1.1 million for the final amounts of cash and other working capital present on the closing date.
During the nine months ended September 30, 2020, the Company completed the sale of three Suezmax tankers, with an aggregate net loss on sales of $2.6 million.